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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports included in and incorporated by reference in this Form 10-K into the Company's previously filed Registration Statements File No. 33-26302, No. 33-56567, No. 333-19085, No. 333-22659, No. 333-53671, and No. 333-62768.

                                          /s/ Arthur Andersen LLP

Charlotte, North Carolina
December 14, 2001